EDISON INTERNATIONAL LOGO
                                                                                                   News Release

FOR IMMEDIATE RELEASE
                                                             Contact:  Corporate Communications, (626) 302-2255
                                                                                             www.edisonnews.com

                                Edison International Reports Financial Results
                                         For the First Quarter of 2006

        ROSEMEAD, Calif., May 8, 2006--

o   Edison International (NYSE:EIX) recorded consolidated earnings per common share of 78 cents in the first quarter of 2006, compared to 61 cents in the same period last year.  The increase was primarily driven by a distribution received from a discontinued operation.

o   Excluding earnings from discontinued operations and other non-core items, core earnings per share were
    56 cents in the first quarter of 2006 compared to 64 cents in the same period last year.

First-Quarter 2006 Highlights:

o   Earnings per common share - $0.78
o   Net Income - $258 million
o   Revenues - $2.8 billion
o   Assets - $34.7 billion

FIRST-QUARTER EARNINGS SUMMARY

        For the quarter ended March 31, 2006, EIX recorded consolidated earnings per common share of 78 cents, compared to 61 cents in the first quarter of 2005. Excluding non-core items, EIX's first-quarter core earnings per share were 56 cents, 8 cents lower than core earnings per share in the same period last year.

        "Our quarterly earnings were impacted by an extended outage of a unit at our Homer City generating station and a delay in receiving a decision on our pending general rate case," said Chairman and CEO John
Bryson.  "The Homer City unit is now back online and a California Public Utilities Commission (CPUC) decision on the rate filing is expected soon."

                                                   - MORE -

EDISON REPORTS FIRST-QUARTER RESULTS

        Key factors contributing to the decrease in core earnings include the impact from the delay in the
2006 general rate case (GRC) decision at Southern California Edison Company (SCE), and at Edison Mission
Group Inc. (EMG), gains recorded in the first quarter of 2005 from Edison Capital's Emerging Europe
Infrastructure Fund, along with an outage at the Homer City facility, partially offset by higher wholesale margins driven by higher energy prices at Mission Energy Holding Company (MEHC).

        Beginning in the first quarter of 2006, the results of MEHC, Edison Capital and other smaller subsidiaries are presented on a consolidated basis as EMG.  This change has been made to reflect the integrated management of MEHC and Edison Capital.  EMG, a subsidiary of EIX, has no other business activities other than through its ownership interest in its subsidiaries, including MEHC and Edison Capital.

FIRST-QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        SCE's first-quarter 2006 earnings from continuing operations were $121 million, compared to earnings of $131 million in the same period last year.  The decrease is primarily due to the impact of higher operating costs associated with the utility's customer and system growth and the delay in receiving the 2006
GRC decision.  When the 2006 GRC decision is issued, SCE will be authorized by the CPUC to recover its revenue requirement effective back to January 12, 2006.  The decrease in SCE's earnings was partially offset by the return on investment earned by SCE's newly constructed Mountainview plant located in Southern
California's Inland Empire.

        EMG's 2006 first-quarter earnings from continuing operations were $73 million, down $3 million from the same period last year.  MEHC's 2006 first-quarter earnings from continuing operations were $56 million, an increase of $31 million from the same period last year.  MEHC's 2005 first-quarter earnings include a
$15-million after-tax charge related to the early extinguishment of debt at MEHC.  Excluding this item,
MEHC's core earnings were $56 million in the first quarter of 2006, compared to $40 million in the same period last year.  The increase in core earnings was primarily due to higher wholesale energy margins driven by higher prices at the Illinois Plants and higher interest and other income, partially offset by lower generation and higher maintenance expenses at Homer City in 2006 due to a transformer failure at Unit 3 on
January 29, 2006.  Homer City Unit 3 was returned to service on May 5, 2006.  The earnings for "Edison
Capital and other" were $17 million in the first quarter of 2006, down $34 million from the same period last year.  The decrease was largely due to 2005 gains from Edison Capital's investment in the Emerging Europe
Infrastructure Fund.

        The first-quarter 2006 loss from "EIX (parent) and other" of $10 million was $3 million lower than the same period last year primarily reflecting lower tax expense.

                                                   - MORE -

EDISON REPORTS FIRST-QUARTER RESULTS

Earnings from Discontinued Operations

        EIX's earnings from discontinued operations were $73 million in the first quarter of 2006 reflecting the receipt of a distribution from the U.K. Lakeland project previously owned by MEHC.  The earnings from discontinued operations in the first quarter of 2005 of $7 million represent the operating results and sales impacts from MEHC's Tri-Energy and CBK international projects.

Change in Accounting Principle

        Effective January 1, 2006, Edison International adopted a new accounting standard that requires the fair value accounting method for stock-based compensation.  Implementation of this new accounting standard did not result in a material effect on first-quarter 2006 earnings.

                                                         Quarter Ended March 31,
Earnings (Loss) Per Common Share (Unaudited)                2006         2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                       $0.37         $0.40          $(0.03)
  Edison Mission Group
       Mission Energy Holding Company                       0.18          0.08            0.10
       Edison Capital and other                             0.05          0.16           (0.11)
                                                 ----------------------------------------------
              Edison Mission Group Total                    0.23          0.24           (0.01)
  EIX (parent) and other                                   (0.04)        (0.05)           0.01
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations             0.56          0.59           (0.03)
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                       0.22          0.02            0.20

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings
                                                            $0.78         $0.61          $0.17
===============================================================================================

                                                         Quarter Ended March 31,
Earnings (Loss) (in millions) (Unaudited)                    2006         2005           Change
                                                 ----------------------------------------------
  Southern California Edison Company                        $121          $131            $(10)
  Edison Mission Group
       Mission Energy Holding Company                         56            25              31
       Edison Capital and other                               17            51             (34)
                                                 ----------------------------------------------
              Edison Mission Group Total                      73            76              (3)
  EIX (parent) and other                                     (10)          (13)              3
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations              184           194             (10)
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                         73             7             66

Cumulative Effect of Change in Accounting Principle            1            --              1

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                             $258          $201            $57
===============================================================================================

                                                   - MORE -

EDISON REPORTS FIRST-QUARTER RESULTS

                                Reminder: EIX Will Hold a Conference Call Today

        Today, EIX will hold a conference call to discuss its first-quarter 2006 financial results at 8 a.m.
(Pacific time).  Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a "listen-only mode" through a simultaneous webcast on the company's Web site at www.edisoninvestor.com.  Additional financial and other statistical information, if any, presented during the call will be available on the Web site.  The domestic call-in number is (800) 356-8584 and the ID# is 10700.

                                                    Chart 1

                                                    Quarter Ended March 31,
Core Earnings (Loss) Per Common Share
 (Unaudited)                                                2006          2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                        $0.37         $0.40         $(0.03)
  Edison Mission Group
       Mission Energy Holding Company                        0.18          0.13           0.05
       Edison Capital and other                              0.05          0.16          (0.11)
                                                 ----------------------------------------------
              Edison Mission Group Total                     0.23          0.29          (0.06)
  EIX (parent) and other                                    (0.04)        (0.05)          0.01
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                               0.56          0.64          (0.08)
-----------------------------------------------------------------------------------------------

Non-core items
  Mission Energy Holding Company
     Extinguishment of debt                                  --            (0.05)         0.05
     Earnings from discontinued operations                   0.22           0.02          0.20
-----------------------------------------------------------------------------------------------
                                                             0.22          (0.03)         0.25
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                             $0.78          $0.61          $0.17
===============================================================================================

                                                    Quarter Ended March 31,
Core Earnings (in millions) (Unaudited)                      2006          2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                         $121          $131           $(10)
  Edison Mission Group
       Mission Energy Holding Company                          56            40             16
       Edison Capital and other                                17            51            (34)
                                                 ----------------------------------------------
              Edison Mission Group Total                       73            91            (18)
  EIX (parent) and other                                      (10)          (13)             3
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                184           209            (25)
-----------------------------------------------------------------------------------------------

Non-core items
  Mission Energy Holding Company
     Extinguishment of debt                                    --           (15)            15
     Earnings from discontinued operations                     73             7             66
-----------------------------------------------------------------------------------------------
                                                               73            (8)            81
-----------------------------------------------------------------------------------------------

Cumulative Effect of Change in Accounting Principle             1            --              1
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings
                                                             $258          $201            $57
===============================================================================================

                                                   - MORE -

EDISON REPORTS FIRST-QUARTER RESULTS

                                                    Chart 2

Edison International
Supplemental Table - Coal-Fired Generation
Midwest Generation and Homer City

                                           --------------- ------------- ------------ --------
                                             1QTR 2006      1QTR 2005      Change       %
                                           --------------- ------------- ------------ --------
Midwest Generation
Generation (in TWhr)                              7.2           8.4        (1.2)     -14.3%
Equivalent Availability                         86.8%         80.2%         6.6%
Forced Outage Rate (EFOR)                        2.8%          8.0%        -5.2%

Average Cost of Fuel ($/MWh)                    12.92         11.85         1.07       9.0%
Flat Energy Price - Nihub ($/MWh)               42.48         39.68         2.80       7.1%
Average Midwest Gen Energy Price ($/MWh)        46.69         38.94         7.75      19.9%

Homer City
Generation (in TWhr)                              2.5           3.5        (1.0)     -28.6%
Equivalent Availability                         71.8%         88.1%       -16.3%
Forced Outage Rate                              23.4%          7.3%        16.1%

Average Cost of Fuel ($/MWh)                    23.93         18.03         5.90      32.7%
Flat Energy Price - PJM West Hub ($/MWh)        56.42         47.18         9.24      19.6%
Flat Energy Price - HC Busbar ($/MWh)           50.49         44.21         6.28      14.2%
Flat Energy Price - PJM West Hub minus
    HC Busbar ($/MWh) - Basis                    5.93          2.97         2.96
Average Homer City Energy Price ($/MWh)         53.03         43.78         9.25      21.1%
---------------------- ------------------- ----------- ------------- ------------ ----------

Hedge Program status at March 31, 2006
                                                                         Remainder of
                                                                            2006        2007
                                                                            ----        ----
Midwest Generation

Megawatt hours (in TWh)                                                     13.2       15.0
Percent of Expected Generation Hedged                                        61%        52%
Average Energy Price ($/MWh)                                              $47.60     $49.22
Percent of Coal Requirements Under
Contract                                                                    104%        95%

Homer City

Megawatt hours (in TWh)                                                      6.6        7.6
Percent of Expected Generation Hedged                                        63%        55%
Average Energy Price ($/MWh)                                              $53.54     $64.33
Percent of Coal Requirements Under
Contract                                                                    102%        90%

                                                   - MORE -

EDISON REPORTS FIRST-QUARTER RESULTS

                                           Risk Disclosure Statement

        This release contains "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995.  Forward-looking statements reflect Edison International's current expectations and projections about future events based on Edison International's knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact.  In this report and elsewhere, the words "expects," "believes,"
"anticipates," "estimates," "projects," "intends," "plans," "probable," "may," "will," "could," "would,"
"should," and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements.  Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated.  Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact
Edison International or its subsidiaries, include but are not limited to:

o       the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;
o       the ability of SCE to recover its costs in a timely manner from its customers through regulated rates;
o       decisions and other actions by the CPUC and other regulatory authorities and delays in regulatory actions;
o       market risks affecting SCE's energy procurement activities;
o       access to capital markets and the cost of capital;
o       changes in interest rates, rates of inflation and foreign exchange rates;
o       governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market and environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;
o       risks associated with operating nuclear and other power generating facilities, including operating risks, nuclear fuel storage, equipment failure, availability, heat rate and output;
o       the availability of labor, equipment and materials;
o       the ability to obtain sufficient insurance, including insurance relating to SCE's nuclear facilities;
o       effects of legal proceedings, changes in or interpretations of tax laws, rates or policies, and changes in accounting standards;
o       supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which MEHC generating units have access;
o       the cost and availability of coal, natural gas, and fuel oil, nuclear fuel, and associated transportation;
o       the cost and availability of emission credits or allowances for emission credits;
o       transmission congestion in and to each market area and the resulting differences in prices between delivery points;
o       the ability to provide sufficient collateral in support of hedging activities and purchased power and fuel;
o       the extent of additional supplies of capacity, energy and ancillary services from current competitors or new market entrants, including the development of new generation facilities and technologies;
o       general political, economic and business conditions;
o       weather conditions, natural disasters and other unforeseen events; and
o       changes in the fair value of investments and other assets.

                                                   - MORE -

EDISON REPORTS FIRST-QUARTER RESULTS

        Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International's reports filed with the Securities and Exchange
Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison International's business.  Readers also should review future reports filed by
Edison International with the Securities and Exchange Commission.  The information contained in this release is subject to change without notice. Forward-looking statements speak only as of the date they are made and
Edison International is not obligated to publicly update or revise forward-looking statements.

                                                     # # #

        Rosemead, Calif.-based Edison International (NYSE:EIX,) is an electric power generator and distributor, and an investor in infrastructure and renewable energy projects with assets totaling almost $35 billion.  The company is comprised of a regulated utility, Southern California Edison (SCE) and an unregulated group of business units, Edison Mission Group (EMG).  The California Public Utilities Commission
does not regulate the terms of EMG's products and services.

Page

                                      EDISON INTERNATIONAL
                                SUMMARY OF CONSOLIDATED EARNINGS
                                           (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                                    QUARTER ENDED MARCH 31,
---------------------------------------------------------------------------------------------------
                                                                          2006              2005
---------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                        $ 2,217            $ 1,908
NONUTILITY POWER GENERATION                                                 510                511
FINANCIAL SERVICES AND OTHER                                                 24                 27
---------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                                   2,751              2,446
---------------------------------------------------------------------------------------------------
FUEL                                                                        461                419
PURCHASED POWER                                                           1,013                388
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET                         (363)                65
OTHER OPERATION AND MAINTENANCE                                             830                815
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                              292                259
PROPERTY AND OTHER TAXES                                                     56                 52
---------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                  2,289              1,998
---------------------------------------------------------------------------------------------------
OPERATING INCOME                                                            462                448
INTEREST AND DIVIDEND INCOME                                                 36                 21
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                                         4                 84
OTHER NONOPERATING INCOME                                                    42                 18
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                              (200)              (214)
LOSS ON EARLY EXTINGUISHMENT OF DEBT                                          -                (24)
OTHER NONOPERATING DEDUCTIONS                                               (12)               (10)
---------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE TAX                                332                323
    AND MINORITY INTEREST
INCOME TAX                                                                  111                104
DIVIDENDS ON UTILITY PREFERRED AND PREFERENCE STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                                      12                  1
MINORITY INTEREST                                                            25                 24
---------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                           184                194
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                             73                  7
---------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE                                             257                201
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX                           1                  -
---------------------------------------------------------------------------------------------------
NET INCOME                                                                $ 258              $ 201
===================================================================================================

WEIGHTED-AVERAGE SHARES
  OF COMMON STOCK OUTSTANDING                                               326                326

BASIC EARNINGS PER COMMON SHARE:
CONTINUING OPERATIONS                                                    $ 0.56             $ 0.59
DISCONTINUED OPERATIONS                                                    0.22               0.02
                                                                 ---------------   ----------------
TOTAL                                                                    $ 0.78             $ 0.61
                                                                 ===============   ================

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                                           331                331

DILUTED EARNINGS PER COMMON SHARE:
CONTINUING OPERATIONS                                                    $ 0.56             $ 0.59
DISCONTINUED OPERATIONS                                                    0.22               0.02
                                                                 ---------------   ----------------
TOTAL                                                                    $ 0.78             $ 0.61
                                                                 ===============   ================

DIVIDENDS DECLARED PER COMMON SHARE                                      $ 0.27             $ 0.25

Page

EDISON INTERNATIONAL
Financial Overview
March 31, 2006

UNAUDITED
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated)
                                                           First Quarter
                                                         2006          2005
                                                       -------       -------
Assets                                                 $34,651       $33,463
Common Equity                                           $6,899        $6,100
Revenue                                                 $2,751        $2,446
Earnings*                                                 $258          $201
Earnings Per Common Share*                               $0.78         $0.61
Book Value Per Common Share                             $21.17        $18.72
  *includes parent company

SOUTHERN CALIFORNIA EDISON (Electric Utility)
                                                           First Quarter
                                                         2006          2005
                                                       -------       -------
Assets                                                 $24,843       $23,901
Common Equity                                           $4,966        $4,640
Revenue                                                 $2,217        $1,908
Earnings                                                  $121          $131
Earnings Per EIX Common Share                            $0.37         $0.40

EDISON MISSION GROUP (Consolidated)
  (Nonutility Power Generation and Investments)
                                                          First Quarter
                                                        2006           2005
                                                       -------       -------
Assets                                                 $11,187       $10,872
Common Equity                                           $2,834        $2,348
Revenue                                                   $534          $539
Earnings                                                  $146           $83
Earnings Per EIX Common Share                            $0.45         $0.26

Page

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
March 31, 2006

                                                                     Quarter Ended March 31,
                                         --------------------------------------------------------------------
                                                                                      Increase/
                                               2006               2005                (Decrease)        %
-------------------------------------------------------------------------------------------------------------

Residential                                     6,871,071          7,090,845           (219,774)       (3.10)
Agricultural                                      187,067            147,653             39,414        26.69
Commercial                                      9,366,772          9,032,765            334,007         3.70
Industrial                                      2,623,563          2,568,147             55,416         2.16
Public Authorities                              1,364,707          1,357,951              6,756         0.50
Railroads & Railways                               15,358             15,464               (106)       (0.69)
Interdepartmental                                     342                  9                333            *
------------------------------------------------------------------------------------------------
Sales to Ultimate Consumers                    20,428,880         20,212,834            216,046         1.07

Resale Sales                                    1,860,844          3,727,546         (1,866,702)      (50.08)
------------------------------------------------------------------------------------------------
Total kWh Sales                                22,289,724         23,940,380         (1,650,656)       (6.89)
------------------------------------------------------------------------------------------------

      *over 200%